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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 4, 2004

                               Aeropostale, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                      001-31314                 31-1443880
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     f incorporation)                                       Identification No.)

               1372 Broadway, 8th Floor, New York, New York 10018
          (Address of Principal Executive Offices, including Zip Code)


                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         Exhibit No.                       Description

            99.1                   Press Release dated February 4, 2004

ITEM 9.  Regulation FD Disclosure.

         On February 4, 2004 Aeropostale, Inc. (the "Company") issued a press release announcing the Company's January 2003 sales results. A copy of this press release is attached hereto as Exhibit 99.1.
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                                   SIGNATURES

         According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Aeropostale, Inc.


                                           /s/  Michael J. Cunningham
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                                           Michael J. Cunningham
                                           Senior Vice President-Chief
                                           Financial Officer

Dated: February 4, 2004


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